September 1, 2026

SUMMARY PROSPECTUS

STRATEGY SHARES NASDAQ 7HANDL™ INDEX ETF

NASDAQ Ticker: HNDL

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://strategysharesetfs.com/resources/. You can also get this information at no cost by calling (855) 4SS-ETFS or (855) 477-3837, emailing info@strategysharesetfs.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated September 1, 2026, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY: STRATEGY SHARES NASDAQ 7HANDL™ INDEX ETF

Investment Objective: The Fund’s investment objective is to seek investment results that correlate generally, before fees and expenses, to the price and yield performance of the Nasdaq 7HANDL™ Index.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution and/or Service Fee (12b-1) Fees	0.00%
Other Expenses	0.19%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	0.94%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s Financial Highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either hold or sell all of your shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategy:

The Fund will invest at least 80% of its assets in securities of the Nasdaq 7HANDL™ Index (the “Index”). The Index generally consists of securities issued by exchange-traded funds (“ETFs”) and is split into two components, with a 50% allocation to fixed income and equity ETFs (the “Core Portfolio”) and a 50% allocation to ETFs of 12 asset categories (the “Explore Portfolio”), as described below. Because the Index is comprised of securities issued by other investment companies, the Fund operates as a “fund of funds.”

By tracking the broadly diversified Index, the Fund seeks to offer the potential for high monthly distributions while maintaining a stable net asset value over time. The Index is expected to include 19 ETFs. The goal of the Index is to represent an allocation to a balanced portfolio of U.S. equities, fixed income securities and alternative

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investments, then employ leverage in an amount equal to 23% of the total portfolio (measured as a percent of the combined base of the portfolio plus the leverage amount (i.e., 30%/(100%+30%)=23%)). Accordingly, returns for the Index are calculated assuming leverage on the underlying portfolio in the amount of 23% (net of the estimated cost of employing such leverage). To achieve leveraged returns, the Fund will purchase a total return swap on a securities-only version of the Index known as the Nasdaq HANDL™ Base Index (the “Base Index”), which is composed of only ETFs and does not include a leverage component. The Index will have risk characteristics similar to the broad US capital markets and will generally rise and fall with prevailing market conditions, with the goal, but not the guarantee, of achieving a total return sufficient, over time and after expenses, to support a seven percent (7.0%) annual distribution rate.

The Core Portfolio component of the Index seeks to provide broad exposure to the U.S. fixed-income and equity markets and consists of a 70% allocation to U.S. aggregate fixed-income ETFs (the “Core Fixed Income Sleeve”) and a 30% allocation to U.S. large capitalization equity ETFs (the “Core Equity Sleeve”). The Index defines U.S. aggregate fixed income ETFs as those ETFs that provide exposure to the entire U.S. investment grade bond market without limitation of duration or issuer. The Index defines U.S. large cap equity ETFs as those ETFs that provide exposure to a similar market capitalization range of the large capitalization segment of the Nasdaq US Benchmark Index.

The Core Fixed Income Sleeve weighting methodology allocates on an equal weight basis to the three U.S. aggregate bond ETFs with the lowest expense ratios after waivers, provided each has at least $5 billion of assets under management. Half of the Core Equity Sleeve is allocated on an equal weight basis to the three U.S. large cap ETFs with the lowest expense ratios after waivers, and the remaining half of the Core Equity Sleeve is allocated to the ETF with the lowest expense ratio that tracks the Nasdaq-100 Index®, provided it has at least $5 billion of assets under management. The Core Portfolio is rebalanced monthly to weight the Core Portfolio in accordance with the Index’s methodology and is reconstituted annually in January.

The Explore Portfolio component of the Index employs a 100% rules-based proprietary momentum-tilted, optimized allocation methodology to provide exposure to non-levered ETFs across a range of U.S. asset categories that have historically provided high levels of income. The following 12 asset categories are represented in the Explore Portfolio, and the Fund expects that less than 16% of the Fund’s assets will be invested in any one category: Dividend Equity – an ETF that provides exposure to domestic dividend-paying stocks; Options Overlay – an ETF that provides exposure to equity portfolios that include an options overlay; High-Yield Bonds – an ETF that provides exposure to domestic high-yield corporate bonds (also known as “junk bonds”) of any duration or maturity; Investment Grade Bonds – an ETF that provides exposure to domestic investment grade corporate bonds of any duration or maturity; MLPs – an ETF that provides exposure to master limited partnerships; MBS – an ETF that provides exposure to mortgage-backed securities (“MBS”), including residential, commercial, agency, and non-agency MBS, high-yield MBS, collateralized debt obligations, and collateralized loan obligations; Active Fixed Income – an ETF that provides broad exposure to actively managed fixed income ETFs that invest in securities of any duration or maturity; Preferred Securities – an ETF that provides exposure to domestic preferred securities; REITs – an ETF that provides exposure to domestic real estate investment trusts; Growth & Income – an ETF that provides exposure to multiple asset portfolios of stocks and bonds or ETFs of stocks and bonds; Utilities – an ETF that provides exposure to domestic utility securities; and Build America Bonds – an ETF that provides exposure to Build America Bonds. Build America Bonds are taxable municipal bonds that include tax credits and/or federal subsidies for bondholders and state and local bond issuers. These bonds may be of any maturity or duration. The Explore Portfolio includes ETFs that can invest without limit as to maturity or duration. Up to 9% of the Index may be exposed to below investment grade securities (i.e., junk bonds) that are rated C or lower through its High Yield Bonds asset category. The Index’s overall indirect exposure to defaulted securities will be less than 5% of the Index.

Each asset category in the Explore Portfolio is represented by a single ETF. By default, the ETF representative of an asset category is the ETF with the lowest expense ratio in the asset category, provided it has at least $2 billion of assets under management. If no ETFs have at least $2 billion of assets under management, the largest ETF in

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the asset category shall serve as the ETF representative. In such cases, an ETF that is not the largest ETF in the asset category may serve as the ETF representative if it has an expense ratio after waivers at least 20% lower than the largest ETF in the asset category. If there are multiple such ETFs with expense ratios at least 20% lower than that of the largest ETF, the ETF with the lowest expense ratio after waivers shall serve as the ETF representative of the asset category. An ETF cannot represent more than one asset category.

The 12 ETF representatives of the Explore Portfolio asset categories are weighted using the Index’s proprietary weighting methodology that measures an ETF’s returns, dividend and volatility, subject to the constraints that no position may be less than 15% nor more than 185% of an equal weight position within the Explore Portfolio of the Index. The Explore Portfolio is rebalanced on a monthly basis to weight the Explore Portfolio in accordance with this methodology and is reconstituted annually in January.

The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Fund will typically invest 90% of its assets in the Index’s component securities and hold 10% of its assets in cash and cash equivalents, including money market mutual funds and treasury securities, to serve as collateral for the Fund’s 40% total return swap (measured as a percent of the Fund’s portfolio) on the Base Index. The Fund does not include the swap for purposes of the 80% investment test described above. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication methodology, meaning it will seek to invest in all of the ETFs comprising the Index in proportion to the weightings in the Index. However, under various circumstances, the Fund may use a representative sampling strategy, whereby the Fund would invest in what it believes to be a representative sample of the component securities of the Index. To the extent the Fund uses a representative sampling strategy, it may not track the Index with the same degree of accuracy as would an investment vehicle replicating the entire Index. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of the date of this prospectus, the Index is not concentrated.

The Index and Base Index were created, and are provided, by Bryant Avenue Ventures LLC (the “Index Provider”) and are calculated by Nasdaq, Inc. (the “Index Calculator”). The Index Provider and Index Calculator are not affiliated with the Fund or the Advisor.

Distribution Policy: In order to allow shareholders of the Fund to realize a predictable, but not assured, level of cash flow, the Fund has adopted a policy (which may be modified at any time by its Board of Trustees) to pay monthly distributions on Fund shares at a target rate that represents an annualized payout of approximately 7.0% on the Fund’s per-share net asset value on the date of a distribution’s declaration. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies –Distribution Policy and Goals” section in the Fund’s Prospectus.

Principal Investment Risks

As with any ETF, there is no guarantee that the Fund will achieve its investment objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value, market price and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, nor is it a complete investment program.

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The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, market price, total return and the value of the Fund and your investment. These risks affect the Fund directly, as well as through the ETFs in which it invests. For purposes of the discussion below, “Fund” means the Fund and/or one or more of the ETFs in which the Fund invests.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”), and that has executed a Participant Agreement with Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, shares of the Fund may trade like closed-end fund shares at a discount to NAV and possibly face delisting by the Nasdaq Stock Market (the “Exchange”). These risks could cause intra-day bid-ask spreads for the Fund’s shares to widen.

Build America Bonds Risk. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on such bonds, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. The Build America Bond program expired on December 31, 2010, and no further issuance is permitted unless Congress were to renew the program at a future date. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, there can be no assurance that Build America Bonds will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. The Build America Bonds outstanding as of December 31, 2010, will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the federal tax subsidy.

Cash and Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Cash Transactions Risk. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or entirely in cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, could be imposed on the Fund and thus decrease the Fund’s NAV to the extent they are not offset by the creation and redemption transaction fees paid by purchasers and redeemers of Creation Units.

Changing Fixed Income Market Conditions Risk. The future direction of interest rates is uncertain. If interest rates rise, there is risk that rates across the financial system also may rise. Changes in government intervention

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may have adverse effects on the Fund’s investments, volatility, and illiquidity in debt markets. Interest rate increases could cause the value of the Fund to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Concentration Risk. The Fund may concentrate its investments in securities of a particular industry to the extent the Index does. Economic, legislative or regulatory developments may occur that significantly affect a particular industry. This may cause the Fund’s net asset value or market price to fluctuate more than that of a fund that does not concentrate in a particular industry.

Counterparty Risk. The value of the Fund's investments may be adversely affected if an issuer's securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund, and therefore delays or impairs the Fund's ability to recover its deposits with such counterparty.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund's total return. Credit risk may be substantial for the Fund.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events; geopolitical conflicts; changes in interest rates; and inflation and deflation. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

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Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the respective option’s strike price. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Additionally, purchased options may decline in value due to changes in the price of the underlying reference instrument, passage of time and changes in volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Further, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund’s portfolio securities. Option premiums are treated as short-term capital gains and, when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk, and sub-strategy risk.

Options Market Risk. Markets for options and options on futures contracts may not always operate on a fair and orderly basis. At times, prices for options and options on futures contracts may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility of options markets may make it difficult for the Fund to effectively implement its investment strategy, achieve its investment objectives and could potentially lead to significant losses.

Swaps Risk. Total return swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to replace. Total return over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk (e.g., the risk that an issuer of a security may fail to pay principal and interest in a timely manner), and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Written Call Option Risk. Selling covered call or stock index options will limit the Fund’s gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund’s portfolio if the portfolio does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and, when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Distribution Policy Risk. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the

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Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes, particularly during periods of rising interest rates. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value.

ETF Risk. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be halted under certain circumstances. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a fund that invests directly in individual securities.

ETF Structure Risks. The Fund is structured as an ETF and, as a result, is subject to special risks, including:

o	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks, known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market, and investors typically pay brokerage commissions or other charges on these transactions.
o	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
o	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid/ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV and intra-day bid/ask spreads may widen.
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▪	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value, which could cause the intra-day bid/ask spread of the Fund to widen.
▪	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid/ask price for Fund shares or in the closing price.
▪	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which can lead to differences between the market value of the Fund’s shares and the Fund’s net asset value, which could cause the intra-day bid/ask spread of the Fund to widen.
▪	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value, which could cause the intra-day bid/ask spread of the Fund to widen.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default). Lowered credit ratings may cause a drop in a fixed income security’s price and are associated with greater risk of default on interest and principal payments. Certain fixed income securities may be paid off early when the issuer can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result, which reduces the Fund’s ability to reinvest at higher rates. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily sell a security unless that security is removed from the Index, even if that security generally is underperforming. Additionally, the Fund rebalances its portfolio in accordance with the Index and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Index-Related Risk. There is no assurance that the Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the Index will be in line with the described index methodology. For example, during a period where the Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that losses resulting from errors may be borne by the Fund and its shareholders.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. The maturity and effective duration of the Fund’s investment portfolio may vary materially, from time to time, and there is no

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assurance that the Fund will achieve or maintain any particular target maturity or effective duration of its investment portfolio.

Issuer Specific Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Fund’s Shares, to decline. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Junk Bond Risk. Lower-quality bonds, known as “high-yield” or “junk” bonds, are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell the bonds in its portfolio. The lack of a liquid market for these bonds could decrease the value of the Fund’s portfolio and net asset value per share.

Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. The use of leverage can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of funds that do not use such techniques.

Management Risk. As the Fund may not fully replicate the Index, it is subject to the risk that its investment management strategy may not produce the intended results.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as domestic and foreign economic growth rates and market conditions, interest rate levels, trading and tariff events, geopolitical conflicts, interest rate levels, and political events may adversely affect the securities markets.

MBS and CMO Risk. Mortgage-backed securities (“MBS”) and collateralized mortgage obligations (“CMOs”) are subject to credit risk because underlying loan borrowers may default. MBS and CMO default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. Additionally, MBS and CMOs are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or slower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMOs may be less susceptible to this risk because payment priorities within the CMO may have the effect of a prepayment lock out period.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP

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raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

o	MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Index carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons, including errors, omissions, imperfections or malfunctions. Because models are usually constructed based on data supplied by third parties, the success of the Index’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and the quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons, including the following:

o	The Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index.
o	The performance of the Fund and the Index may vary due to asset valuation differences: the Fund may fair value certain of the securities it holds and, to the extent it calculates its NAV based on fair value prices, the Fund’s ability to track the Index may be adversely affected.
o	There may be differences between the Fund’s portfolio and the Index as a result of legal restrictions, cost or liquidity constraints. For example, the Index is not subject to the tax diversification requirements to which the Fund must adhere; so the Fund may be required to deviate its investments from the securities and relative weightings of the Index. Similarly, the Fund may not invest in certain securities included in the Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Index.
o	The investment activities of one or more of the Advisor’s affiliates for their proprietary accounts and for client accounts may also adversely impact the Fund’s ability to track the Index. For example, in regulated industries, and in corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Advisor, the
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Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Advisor’s affiliates.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in securities included in, or representative of securities included in, the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund, unless such defensive positions are also taken by the Index.

Preferred Stock Risk. Typically, a rise in interest rates causes a decline in the value of preferred stocks. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payment. Issuers of preferred stocks may redeem their securities prior to maturity at a price below their current market value, which would negatively impact the investment return of such preferred stocks.

Prepayment Risk. The Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus may be more volatile than other securities. The liquidity of REITs may change dramatically over time.

Sampling Risk. The sampling approach, if used, could result in the Fund holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV or market price than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing differences, the Fund’s holding of cash, differences in timing of the accrual of dividends, changes to the Index, transaction and financing costs related to the use of derivatives or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Underlying Fund Risk. Other investment companies, including ETFs (“Underlying Funds”), in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds, and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks and is also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be illiquid or even halted under certain circumstances. Certain additional risks of investing in ETFs are described below:

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o	Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Utilities Sector Risk. Companies in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital in periods of high inflation and unsettled capital markets; governmental regulation of rates the issuer can charge to customers; costs associated with compliance with environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition; and potential losses resulting from a developing deregulatory environment.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its shares for each full calendar year, and by showing how its average annual returns compare over time with those of the Nasdaq 7HANDLTM Index, as well as a broad-based market index reflecting the performance of investment grade fixed income securities. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost at www.strategysharesetfs.com or by calling (855) 4SS-ETFS or (855) 477-3837.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 11.49% (quarter ended June 30, 2020), and the lowest return for a quarter was (12.60)% (quarter ended June 30, 2022).

The Fund’s year-to-date return as of June 30, 2026 was 7.42%.

Average Annual Total Returns

(for the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception (January 16, 2018)
Return Before Taxes	10.62%	4.19%	5.56%
Return After Taxes on Distributions	9.25%	2.67%	3.87%
Return After Taxes on Distributions and Sale of Fund Shares	6.35%	2.57%	3.58%
Nasdaq 7HANDLTM Index (reflects no deduction for fees, expenses or taxes)	11.90%	5.54%	6.98%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	1.80%

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: David Miller, Chief Investment Officer and Senior Portfolio Manager of the Advisor, and Charles Ashley, Portfolio Manager of the Advisor, serve as the Fund’s Portfolio Managers and are jointly and

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primarily responsible for the day-to-day management of the Fund. Messrs. Miller and Ashley have served the Fund in this capacity since January 2018 and September 2022, respectively.

Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares at market prices on the Exchange through your financial institution on each day that the Exchange is open for business (a “Business Day”). Because individual Fund shares trade at market prices rather than at their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid/ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is available online at www.strategysharesetfs.com.

Tax Information: The Fund’s distributions from current and accumulated earnings and profits generally will be taxable as ordinary income or long-term capital gains. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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